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EXHIBIT 10.6
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                               SECOND AMENDMENT
                                      TO
                            AMERISTEEL CORPORATION
                             EQUITY OWNERSHIP PLAN

     THIS SECOND AMENDMENT TO AMERISTEEL CORPORATION EQUITY OWNERSHIP PLAN is made and entered into as of the 8/th/ day of December, 1997, but is effective for all purposes as of the date set forth below, by AMERISTEEL CORPORATION (the "Company").

                             W I T N E S S E T H:

     WHEREAS, the Company has previously adopted the AmeriSteel Corporation Equity Ownership Plan (as amended to date, the "Plan"); and

     WHEREAS, the Plan provides that, in general, it may be amended by the Board of Directors of the Company; and

     WHEREAS, the Company's Board of Directors has approved, and recommended to the stockholders of the Company the approval of, an amendment to the Company's Articles of Incorporation whereby the Company will have two classes of capital stock, Class A Common Stock and Class B Common Stock, and with all existing shares being automatically converted into one share of Class B Common Stock (the "Recapitalization").

     NOW, THEREFORE, in consideration of the premises, this Second Amendment to the Plan is hereby adopted to be effective upon the effective date of the Recapitalization.

     1.   Section 2.1.19 of the Plan is hereby amended to read as follows:

          2.1.19 "Shares" shall mean shares of the common stock of the Company.
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     From and after December 8, 1997, any award of shares and grants of options or other benefits hereunder shall be of or with respect to Class A Common Stock of the Company, whereas any shares issued upon the exercise of options outstanding as of such date shall be of Class B Common Stock of the Company (which shall be convertible into Class A Common Stock of the Company in accordance with the terms of such stock).

     2. The Plan, as amended by this Second Amendment, shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, this Second Amendment is hereby executed by a duly authorized officer of the Company.

                                          AMERISTEEL CORPORATION

                                          By: /s/ Phillip E. Casey
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